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                                    FORM 605
                                    Corporations Act 2001
                                    Section 671B

                  NOTICE OF CEASING TO BE A SUBSTANTIAL HOLDER
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To:                                 WMC RESOURCES LIMITED
                                    LEVEL 16 IBM CENTRE
                                    60 CITY ROAD
                                    SOUTHBANK VIC 3006

ABN                                 76 004 184 598

To:                                 AUSTRALIAN STOCK EXCHANGE LIMITED

1.  DETAILS OF SUBSTANTIAL HOLDER

Name and ABN (if applicable)
                                    Deutsche Bank AG (ABN 13 064 165 162) and its related bodies corporate (together, the "Deutsche Bank Group")

The holder ceased to be a substantial holder as at close of business on 6 June 2005.

The previous notice was given to the company on 6 June 2005.
The previous notice was dated 6 June 2005.

2.  CHANGES IN RELEVANT INTERESTS

Particulars of each change in, or change in the nature of, a relevant interest of the substantial holder or an associate in voting securities of the company or scheme, since the substantial holder was last required to give a substantial holding notice to the company or scheme are as follows:

------------------------------------------------------------------------------------------
Date of change   Person       Nature of    Consideration      Class and        Person's
                  whose        change        given in         number of     votes affected
                relevant                    relation to      securities
                interest                      change          affected
                 changed
------------------------------------------------------------------------------------------
Refer to       Refer to      Refer to      Refer to         Refer to         See previous
schedule 1.    schedule 1.   schedule 1.   schedule 1.      schedule 1.      column.
------------------------------------------------------------------------------------------

3.  CHANGES IN ASSOCIATION

N/A

 4.  ADDRESSES

NAME               ADDRESS
Deutsche Bank AG   C/- Level 18, 225 George Street, Sydney, New South Wales 2000




/s/ Fonnie Mak
------------------------
SIGNATURE
                  Name  FONNIE MAK                              DATE 7 JUNE 2005
                        --------------------------------------------------------

                             SCHEDULE 1 TO FORM 605


Group Name                        ASX   Stock   Trade Date  Trans Type   Trans,Number    Consideration
------------------------------------------------------------------------------------------------------
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD     06-Jun-05       B               1,300       -10,218.00
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD     06-Jun-05       S         -50,121,869   393,483,578.03





















Note:  Some transactions are not available at time of filing.

                                                                   1 of Schedule